Templeton Global
Utilities

--------------------------------------------------------------------------------

Your Fund's Objective:

Templeton Global Utilities seeks to provide a high level of total return (income plus capital appreciation), without incurring undue risk, through investment in equity and debt securities of domestic and foreign companies in the utility industries.

--------------------------------------------------------------------------------


October 16, 1995

Dear Shareholder:

We are pleased to bring you the sixth annual report for the Templeton Global Utilities Fund, which covers the fiscal year ended August 31, 1995. Volatile interest rates, currency turmoil and regulatory changes are among the factors that made the period challenging for global utilities investors.

During the first half of the period, rising U.S. interest rates contributed to the steep declines in the stock prices of utility companies worldwide. In December 1994, Mexico's sudden peso devaluation damaged investors' confidence in many emerging markets where we have holdings. Investor concerns eased during the remainder of the fiscal year, as stability returned to these markets and global interest rates began to fall. Within this environment, the Fund provided a return of 3.66% in terms of net asset value, as shown in the Performance Summary on page 7. Unfortunately, in terms of market price, total return was -9.88%. One reason for this differential might have been the dividend reduction, in September 1994, from five cents to four cents per share per month. However, the new dividend policy has allowed the Fund to purchase lower-yielding shares which can provide higher total return over the long term.

One issue which has had, and will continue to have, a profound impact on the future performance of the sector is the ongoing evolution of the different regulatory frameworks used by different countries around the world. We have tried to focus on some of these changes in this letter.

As of August 31, 1995, the U.S. and U.K. electric utility markets represented the two largest geographic sectors in the Fund. Interestingly, these two countries have very different regulatory frameworks. In the U.S., electric utilities are typically allowed to earn a specified rate of return which reflects the company's cost of capital and their approved rate base. Prices are set at a level that yields this return based on forecasts of demand and expenses. This is called "rate of return" regulation. By contrast, a price-capping system is used in the U.K. for electricity distributing companies. Under this system prices are set for a specified period, during which the utility is allowed to keep whatever level of profit it can manage. The purpose of this type of regulation is to provide more incentive for management to reduce costs, since the benefits of those

--------------------------------------------------------------------------------

Templeton Global Utilities

Geographic Distribution on 8/31/95
Based on Total Net Assets

                           [PIE CHART APPEARS HERE]

                   Canada                               1.8%

                   Australia & New Zealand              6.1%

                   Latin America                       11.4%

                   Asia                                12.1%

                   Europe                              29.6%

                   United States                       39.0%

cost reductions are kept by the company and its shareholders. The consumer also benefits because a real reduction in rates can be specified under the price-capping formula.

Since their privatization in 1991, the U.K. regional electricity companies have cut prices and improved service levels. However, the public has grown increasingly dissatisfied with the new regulatory system. Consumer groups feel that large dividends for shareholders and excessive compensation for chief executives mean that the regulator has allowed too much of the massive cost savings achieved so far to flow to the companies and too little to the public. It is likely that such protests were a contributing factor to the decision by the regulator to reset prices, a move which dealt a blow to investor confidence and sent share prices tumbling. For the Fund, this turmoil was an opportunity to add shares of companies that we believed were oversold to our U.K. holdings. There has since been a price recovery in the sector, as the new electricity price controls proved less onerous than was at first expected.

A second distinction between the U.K. and U.S. systems is the structure of their respective power markets. The electric industry can be split into three distinct parts including generation of power, transmission over high voltage lines, and distribution to customers. In the U.S., profits from all three activities are typically heavily regulated and combined in a single entity. The U.K. has separated these activities with the distribution and transmission functions regulated as discussed above. In contrast, generators in the U.K. sell their power at competitively determined prices into a pool. The Fund currently owns convertible bonds of National Power PLC, the largest thermal producer in England. One of the reasons we like the shares is that management should be able to apply the lessons learned from this competitive environment to potentially lucrative projects being pursued in emerging market countries such as Pakistan.


--------------------------------------------------------------------------------

Templeton Global Utilities

Portfolio Breakdown on 8/31/95
Based on Total Net Assets

                                                                      % of Total
Company, Industry, Country                                            Net Assets
--------------------------------------------------------------------------------
Electric Company of New Zealand, Ltd., 10.00%,
6/15/96; Utilities - Electrical & Gas,
New Zealand                                                           3.0%
--------------------------------------------------------------------------------
Iberdrola SA; Utilities - Electrical & Gas,
Spain                                                                 2.5%
--------------------------------------------------------------------------------
New York State Electric & Gas Corp.;
Utilities - Electrical & Gas, United States                           2.4%
--------------------------------------------------------------------------------
Endesa-Empresa Nacional de Electricidad SA,
ADR; Utilities - Electrical & Gas, Spain                              2.4%
--------------------------------------------------------------------------------
Illinova Corp.; Utilities - Electrical & Gas,
United States                                                         2.3%
--------------------------------------------------------------------------------
Southern Electric PLC; Utilities - Electrical &
Gas, United Kingdom                                                   2.2%
--------------------------------------------------------------------------------
VEBA, AG; Utilities - Electrical & Gas, Germany                       2.2%
--------------------------------------------------------------------------------
National Power Corp., 7.625%, 11/15/00, 144a;
Utilities - Electric & Gas, Philippines                               2.2%
--------------------------------------------------------------------------------
Pinnacle West Capital Corp.;
Utilities - Electrical & Gas, United States                           2.2%
--------------------------------------------------------------------------------
Powergen PLC; Utilities - Electrical & Gas,
United Kingdom                                                        2.1%
--------------------------------------------------------------------------------

For a complete list of portfolio holdings, please see page 9 of this report.


Competition for utility companies is coming to the U.S., although the key issues of how fast and in what form remain unsettled by regulators and unsettling for investors. Some utilities have taken a proactive role in this process by looking for new ways to address their high fixed costs. One of the Fund's newer acquisitions, PECO Energy Company, is in this camp. This Pennsylvania-based utility recently announced a proposed merger with Pennsylvania Power and Light which can potentially eliminate redundant overhead and labor expenses and reduce costs associated with their nuclear assets.

As we have uncovered more undervalued securities over the last year, the weighting of the U.S. equity sector of the portfolio has grown. Share price performance has been impacted by shifts in investors' perceptions. Towards the end of last year and into the start of 1995, investors, fearful of the looming specter of competition and new regulatory and financial risks, flocked to lower-yielding companies, which outperformed the average electric utility company stock. As investor fear gradually gave way to careful analysis of each company's unique risks and opportunities, this situation reversed itself, and after the beginning of 1995, lower-quality, higher-yielding stocks rallied.

We tried to use these swings in sentiment to add to the names we felt offered the best value relative to their long-term earnings potential. This included our position in Texas Utilities, even though the company still faces significant regulatory issues. Our analysis suggested that the risk associated with these issues may, to a large degree, already be reflected in its share price and that the price has the potential to increase as these concerns are resolved.

Other nations like Germany and Spain can also see the future and are preparing their industries for market forces. In April, we were able to add to our positions in Spain as currency weakness and interest rate concerns weighed on share prices. We felt that a company like Iberdrola offered good long-term value as earnings may benefit from changes taking place in the regulatory framework. While this selling pressure hurt the Fund's performance in the first half, a strong recovery in the latter part of the year has benefited shareholders. We continue to feel these shares offer good value.

Turning away from the developed world and looking at the emerging market countries we see a different form of competition developing -- a competition for funding. As discussed in the Fund's semi-annual report of February 28, 1995, these governments are aggressively seeking foreign capital through the privatization of state-owned utilities. In order to attract outside investment, competitive rates of return need to be offered. In many developing countries, therefore, this form of competition is having the exact opposite impact of the competition being introduced in the developed world -- electricity rates are being pushed upwards.

In China and India, electricity rates are below what consumers in the U.S. or other developed countries pay despite the fact that, unlike in more mature economies, demand is well above supply in these emerging market countries. One major reason for this anomaly is that these governments have tended to keep rates low at state-owned utilities in order to subsidize industry. Another cause is the use of electricity rates to achieve other macroeconomic goals, as in Brazil where rates have in the past been frozen to help keep inflation down.

However, with private capital being asked to help fund at least an estimated $300 to $350 billion in electricity related investments in the Pacific region over the next five years, according to the World Energy Council, governments are having to allow tariffs to rise so as to offer returns competitive enough to attract investors./1/ So whereas electricity prices in developed countries are falling toward their economically justified level, prices in the developing world are rising toward theirs.

As we have found new opportunities in Indonesia, Pakistan, South Korea and China, we have reduced our holdings in Hong Kong, where the prices of local utilities have appreciated above what we feel is fair value. So far, some of our new holdings have failed to meet expectations, but as long as the fundamentals remain intact, we are willing to be patient and wait for the underlying value to be realized.

The continuing evolution of utility businesses like electricity, gas, water and telecommunications away from monopoly and toward competition has provided the Fund with both challenge and opportunity. In our opinion, the traditional view of utilities as low-risk, low-return investments should lose relevance, and company-specific analysis should become increasingly important. We believe our disciplined, value-oriented approach combined with the long-term, bottom-up emphasis Templeton has always followed is particularly well suited to this environment.

Of course, investments in foreign securities involve special risks, such as market and currency volatility and adverse economic, social and political developments in the countries where the Fund is invested. While short-term price volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 763% in the last 15 years, but has suffered six declines of


1. Warburg. Based on report titled "Filling the Energy Gap in Asia" dated June 1994.

more than 20% during that time./2/ Developing markets are represented in the Fund's portfolio, and involve heightened risks related to the same factors, in addition to risks associated with the relatively small size and lesser liquidity of these markets.

In closing, we would like to mention that, although Sir John Templeton has not been involved in investment management of the Templeton funds since October 1992, we were saddened by his recent decision to step down as Chairman and Director of the U.S.-registered Templeton funds. The Fund's Board of Directors has elected John Wm. Galbraith, former vice chairman of Templeton, Galbraith & Hansberger, Ltd. to succeed him. The investment manager will continue to use the investment philosophies and principles established by Sir John.

We appreciate your ongoing participation in the Fund and look forward to investing on your behalf in the future.

Sincerely,

/s/ Gary P. Motyl

Gary P. Motyl, CFA
President
Templeton Global Utilities, Inc.


/s/ Sean Farrington

Sean Farrington, CFA
Portfolio Manager
Templeton Global Utilities, Inc.


2. Source: Bloomberg. Based on quarterly percentage change over 15 years.

--------------------------------------------------------------------------------

Templeton Global Utilities, Inc. confirmed on September 1, 1995 that the Fund's Articles of Incorporation require the Fund's Board of Directors to submit to shareholders a proposal to convert the Fund to an open-end investment company if the Fund's shares trade on the American Stock Exchange, Inc. at an average discount from net asset value of greater than 2%. Accordingly, the Board is required to submit to the Fund's shareholders at the Fund's next scheduled meeting of shareholders a proposal to convert the Fund to an open-end investment company. The Board will consider the proposal and other alternatives at its next scheduled meeting on October 21, 1995. There can be no assurances that the Board and shareholders would vote in favor of a conversion of the Fund to an open-end investment company.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Performance Summary

During the reporting period, Templeton Global Utilities shareholders received combined distributions totaling $1.705 per share, including long-term capital gains of $1.225 and income distributions totaling 48 cents ($0.48) per share.

The Fund's closing price on the American Stock Exchange decreased from $15.38 on August 31, 1994 to $12.25 on August 31, 1995, and the Fund produced a total return of -9.88% in market-price terms for this one-year period. Between August 31, 1994 and August 31, 1995, the Fund's net asset value declined from $15.03 to $13.77. Based on the change in actual net asset value (in contrast to market price), the Fund produced a total return of 3.66% for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner.

As you can see from the chart below, based on the change in market price, the Fund delivered a total return of 50.40% for the period between its inception on May 23, 1990 and August 31, 1995.

Past distributions and total returns are not predictive of future performance, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

--------------------------------------------------------------------------------

Templeton Global Utilities

Cumulative Total Returns*
Periods Ended August 31, 1995

                                                                        Since
                                                                       Inception
                                          One-Year       Five-Year     (5/23/90)
Based on change
in net asset value                         3.66%          90.38%        80.38%

Based on change
in market price                           -9.88%          70.93%        50.40%

*Cumulative total return calculations show the change in value of an investment over the periods indicated. These calculations assume reinvestment of all distributions and capital gains, either at net asset value or at market price on the reinvestment date in accordance with the dividend reinvestment plan. Past performance is not predictive of future results.

--------------------------------------------------------------------------------

Templeton Global Utilities, Inc.
Financial Highlights

--------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the year)

                                             YEAR ENDED AUGUST 31
                                    -------------------------------------------
                                     1995     1994     1993     1992     1991
                                    -------  -------  -------  -------  -------
Net asset value, beginning of year  $ 15.03  $ 15.01  $ 13.38  $ 11.85  $ 10.60
                                    -------  -------  -------  -------  -------
Income from investment operations:
 Net investment income                  .54      .60      .60      .67      .61
 Net realized and unrealized gain
  (loss)                               (.10)     .73     1.90     1.47     1.32
                                    -------  -------  -------  -------  -------
Total from investment operations        .44     1.33     2.50     2.14     1.93
                                    -------  -------  -------  -------  -------
Distributions:
 Dividends from net investment in-
  come                                 (.48)    (.64)    (.64)    (.61)    (.68)
 Distributions from net realized
  gains                               (1.22)    (.67)    (.23)      --       --
                                    -------  -------  -------  -------  -------
Total distributions                   (1.70)   (1.31)    (.87)    (.61)    (.68)
                                    -------  -------  -------  -------  -------
Change in net asset value             (1.26)     .02     1.63     1.53     1.25
                                    -------  -------  -------  -------  -------
Net asset value, end of year        $ 13.77  $ 15.03  $ 15.01  $ 13.38  $ 11.85
                                    =======  =======  =======  =======  =======
TOTAL RETURN
Based on market value per share     (9.88)%    3.78%   27.31%   25.97%   13.96%
Based on net asset value per share    3.66%    8.98%   19.57%   18.53%   18.91%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)       $43,438  $47,317  $46,429  $40,702  $35,855
Ratio of expenses to average net
 assets                               1.25%    1.21%    1.31%    1.44%    1.55%
Ratio of net investment income to
 average net assets                   4.08%    4.00%    4.41%    5.28%    5.46%
Portfolio turnover rate              24.76%   40.34%   42.90%   15.21%   19.85%

                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Utilities, Inc.
Investment Portfolio, August 31, 1995

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                             COUNTRY  SHARES      VALUE

-------------------------------------------------------------------------------
 COMMON STOCKS: 69.2%
-------------------------------------------------------------------------------
 Electrical & Electronics: 1.2%
                BBC Brown Boveri Ltd., br.         Swtz.        500 $   527,408
-------------------------------------------------------------------------------
 Energy Sources: 3.0%
                Coastal Corp.                       U.S.     18,000     589,500
                Enron Global Power & Pipeline       U.S.     28,000     651,000
                Transportadora de Gas del Sur
                 SA, ADR B                          Arg.      4,000      41,500
                                                                    -----------
                                                                      1,282,000
-------------------------------------------------------------------------------
 Multi-Industry: 1.1%
                Hutchison Whampoa Ltd.              H.K.    100,000     481,850
-------------------------------------------------------------------------------
 Telecommunications: 16.3%
                BCE Inc.                            Can.     24,000     773,040
                Cable & Wireless PLC                U.K.     49,000     318,567
                Compania de Telecomunicaciones
                 de Chile SA, ADR                  Chil.      6,000     438,000
                MCI Communications Corp.            U.S.     38,500     926,406
                *Pakistan Telecom Corp. PTC         Pan.      3,127     339,280
                Philippine Long Distance
                 Telephone Co., GDR, 144a          Phil.      9,400     340,750
                PT Indosat, ADR                    Indo.     21,200     744,650
                STET (Sta Finanziaria
                 Telefonica Torino) SPA, di
                 Risp                               Itl.    160,000     391,907
                Telecom Corp. of New Zealand
                 Ltd.                               N.Z.    105,000     416,772
                Telecom Italia Mobile, di risp      Itl.    265,000     265,999
                Telecom Italia Spa, di Risp         Itl.    265,000     340,042
                Teledanmark AS, ADS                 Den.     13,540     360,503
                Teledanmark AS, B                   Den.      7,830     411,002
                Telefonica de Espana SA, ADR         Sp.     15,000     609,375
                Telmex-Telefonos de Mexico SA,
                 L, ADR                             Mex.     12,400     406,100
                                                                    -----------
                                                                      7,082,393
-------------------------------------------------------------------------------
 Utilities Electrical & Gas: 47.6%
                American Electric Power Co.
                 Inc.                               U.S.     18,000     614,250
                Australian Gas & Light Company      Aus.    270,000     909,193
                British Gas PLC                     U.K.    150,000     644,706
                Central Costanera SA, ADR, 144a     Arg.     17,000     446,250
                Chilectra SA, ADS, 144a            Chil.     11,700     546,975
                Cia Energetica de Minas Gerais,
                 ADR                               Braz.     20,000     450,645
                Compania Boliviana de Energia
                 Electricas SA                      Bol.     14,900     456,313
                Electrabel SA                       Bel.      3,200     679,385
                Electricidad de Caracas            Venz.    398,076     306,788
                Endesa-Empresa Nacional de
                 Electricidad SA, ADR                Sp.     20,000   1,035,000
                Entergy Corp.                       U.S.     24,000     576,000
                Evn Energie-Versorgung
                 Niederoesterreich AG              Aust.      2,800     365,848
                Hongkong Electric Holdings Ltd.     H.K.    195,000     676,366

Templeton Global Utilities, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

 INDUSTRY       ISSUE                      COUNTRY      SHARES          VALUE

--------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
--------------------------------------------------------------------------------
 Utilities Electrical & Gas: (cont.)
                Iberdrola SA                  Sp.        143,000     $ 1,097,983
                Illinova CP Holdings Co.     U.S.         40,500       1,017,563
                Kansas City Power and
                 Light Co.                   U.S.         14,600         326,675
                Korea Electric Power
                 Corp.                       Kor.          8,000         303,942
                Long Island Lighting Co.     U.S.         54,000         918,000
                New York State Electric
                 & Gas Corp.                 U.S.         43,000       1,037,375
                Nipsco Industries Inc.       U.S.         16,800         550,200
                Peco Energy Co.              U.S.         21,600         575,100
                Pinnacle West Capital
                 Corp.                       U.S.         38,000         945,250
                Powergen PLC                 U.K.        102,000         927,445
                Shandong Huaneng Power       Chn.         45,600         381,900
                *Sithe Energies Inc.         U.S.         50,000         450,000
                South Wales Electricity      U.K.         50,000         708,323
                Southern Co.                 U.S.         27,900         589,388
                Southern Electric PLC        U.K.         79,300         973,285
                Texas Utilties Electric
                 Co.                         U.S.         25,000         868,750
                Unicom Corp.                 U.S.         11,000         309,375
                VEBA AG                      Ger.         25,000         955,381
                Wing Shan International
                 Ltd.                        H.K.        340,000          43,483
                                                                     -----------
                                                                      20,687,137
                                                                     -----------
 TOTAL COMMON STOCKS (cost $24,241,682 )                              30,060,788
--------------------------------------------------------------------------------
 PREFERRED STOCKS: 4.4%
--------------------------------------------------------------------------------
                Cia Inversiones
                 Telecomunicaciones SA,
                 pfd., conv.,144a            Arg.          6,900         353,625
                Concessioni e
                 Costruzioni Autostrade
                 SPA, B, pfd.                Itl.        457,000         534,380
                Nacional Financiera SA,
                 11.25%, conv., pfd.,
                 05/15/98                    Mex.         12,400         420,050
                Telebras-
                 Telecomunicacoes
                 Brasileiras SA, pfd.       Braz.     13,216,481         571,241
                                                                     -----------
 TOTAL PREFERRED STOCKS (cost $1,607,511)                              1,879,296
--------------------------------------------------------------------------------
                                                     PRINCIPAL IN
                                                   LOCAL CURRENCY **
--------------------------------------------------------------------------------
 BONDS: 23.6%
--------------------------------------------------------------------------------
                Bellsouth, 6.75%,
                 10/15/33                    U.S.        570,000         520,125
                Electricity Corp. of New
                 Zealand Ltd., 10.00%,
                 6/15/96                     N.Z.      2,000,000       1,312,069
                GTE Corp., 10.25%,
                 11/01/20                    U.S.        500,000         580,390
                Korea Electric Power
                 Co., 7.75%, 4/01/13         U.S.        500,000         502,900
                Korea Telecom, 7.40%,
                 12/01/99                    U.S.        500,000         507,550
                National Power Corp.,
                 7.625%, 11/15/00, 144a      U.S.      1,000,000         952,500
                National Power PLC,
                 6.25%, 9/23/08              U.K.        333,000         630,369

Templeton Global Utilities, Inc.
Investment Portfolio, August 31, 1995 (cont.)

--------------------------------------------------------------------------------

                                                         PRINCIPAL
                                                            IN
                                                           LOCAL
 INDUSTRY       ISSUE                           COUNTRY CURRENCY**     VALUE

-------------------------------------------------------------------------------
 BONDS: (CONT.)
-------------------------------------------------------------------------------
                New York State Electric &
                 Gas, 9.875%, 5/01/20            U.S.       400,000 $   460,404
                Pennsylvania Power & Light
                 Co., 9.25%, 10/01/19            U.S.       500,000     536,920
                RGS I&M Funding Corp., 9.81%,
                 12/07/22                        U.S.       500,000     610,555
                San Diego Gas & Electric Co.,
                 9.625%, 4/15/20                 U.S.       500,000     576,190
                Softe SA, 4.25%, conv.,
                 7/30/98, 144a                   Itl.   725,000,000     503,077
                Telebras-Telecomunicacoes
                 Brasileiras,
                 10.00%, 6/16/97                 U.S.       500,000     500,000
                U.S. West Communications,
                 6.875%, 9/15/33                 U.S.     1,000,000     915,960
                Veba International, 6.00%,
                 4/06/00                         Ger.       330,000     567,600
                Virginia Electric Power,
                 7.00%, 1/1/2024                 U.S.       600,000     572,871
                                                                    -----------
 TOTAL BONDS (cost $9,682,260)                                       10,249,480
-------------------------------------------------------------------------------
 SHORT TERM OBLIGATIONS: 2.5%
-------------------------------------------------------------------------------
                Federal Farm Credit Banks,
                 10/4/95                         U.S.       715,000     711,282
                Federal National Mortgage
                 Assn., 9/14/95                  U.S.       285,000     284,419
                U.S. Treasury Bills, 5.35% to
                 5.74% with
                 maturities to 10/5/95           U.S.       105,000     104,592
                                                                    -----------
 TOTAL SHORT TERM OBLIGATIONS (cost $1,100,132)                       1,100,293
-------------------------------------------------------------------------------
 TOTAL INVESTMENTS: 99.7% (cost $36,631,585 )                        43,289,857
 OTHER ASSETS, LESS LIABILITIES: 0.3%                                   147,687
                                                                    -----------
 TOTAL NET ASSETS: 100.0%                                           $43,437,544
                                                                    ===========

 *NON-INCOME PRODUCING.
**CURRENCY OF COUNTRIES INDICATED.


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Utilities, Inc.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1995

Assets:
 Investments in securities, at value (identified cost $36,631,585) $43,289,857
 Cash                                                                   24,536
 Receivables:
  Investment securities sold                                           170,000
  Dividends and interest                                               389,815
                                                                   -----------
   Total assets                                                     43,874,208
                                                                   -----------
Liabilities:
 Payable for investment
  securities purchased                                                 314,798
 Accrued expenses                                                      121,866
                                                                   -----------
   Total liabilities                                                   436,664
                                                                   -----------
Net assets, at value                                               $43,437,544
                                                                   ===========
Net assets consist of:
 Undistributed net investment income                               $   204,123
 Net unrealized appreciation                                         6,658,272
 Accumulated net realized gain                                       1,378,201
 Net capital paid in on shares of capital stock                     35,196,948
                                                                   -----------
Net assets, at value                                               $43,437,544
                                                                   ===========
Shares outstanding                                                   3,153,664
                                                                   ===========
Net asset value per share
 ($43,437,544 / 3,153,664 )                                        $     13.77
                                                                   ===========

                  SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
for the year ended August 31, 1995

Investment income:
 (net of $131,677 foreign taxes withheld)
 Interest                                             $1,016,984
 Dividends                                             1,224,480
                                                      ----------
  Total income                                                    $2,241,464
Expenses:
 Management fees (Note 3)                                251,410
 Administrative fees (Note 3)                             62,850
 Transfer agent fees                                      45,500
 Custodian fees                                           13,500
 Reports to shareholders                                  94,335
 Audit fees                                               18,000
 Legal fees (Note 3)                                       6,000
 Amortization of organization costs                        7,951
 Registration and filing fees                             16,500
 Directors' fees and expenses                              6,500
 Other                                                     3,871
                                                      ----------
  Total expenses                                                     526,417
                                                                  ----------
   Net investment income                                           1,715,047
Realized and unrealized
 gain (loss):
 Net realized gain (loss) on:
  Investments                                          1,393,433
  Foreign currency transactions                           (3,198)
                                                      ----------
                                                       1,390,235
 Net unrealized depreciation on investments           (1,671,247)
                                                      ----------
  Net realized and unrealized loss                                  (281,012)
                                                                  ----------
Net increase in net assets resulting from operations              $1,434,035
                                                                  ==========

Templeton Global Utilities, Inc.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1995 and 1994

                                                        1995         1994
                                                     -----------  -----------
Increase (decrease) in net assets:
 Operations:
  Net investment income                              $ 1,715,047  $ 1,866,930
  Net realized gain on investment and foreign cur-
   rency transactions                                  1,390,235    4,573,413
  Net unrealized depreciation                         (1,671,247)  (2,347,310)
                                                     -----------  -----------
   Net increase in net assets resulting from opera-
    tions                                              1,434,035    4,093,033
 Distributions to shareholders:
  From net investment income                          (1,513,131)  (1,997,282)
  From net realized gain                              (3,857,775)  (2,072,126)
 Fund share transactions (Note 2):                        57,495      864,762
                                                     -----------  -----------
   Net increase (decrease) in net assets              (3,879,376)     888,387
Net assets:
 Beginning of year                                    47,316,920   46,428,533
                                                     -----------  -----------
 End of year                                         $43,437,544  $47,316,920
                                                     ===========  ===========


                       SEE NOTES TO FINANCIAL STATEMENTS.

Templeton Global Utilities, Inc.
Notes to Financial Statements

--------------------------------------------------------------------------------

1. SUMMARY OF ACCOUNTING POLICIES

Templeton Global Utilities, Inc. (the Fund), is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940. The following summarizes the Fund's significant accounting policies.

a. Securities Valuations:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal ex-change on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

b. Foreign Currency Transactions:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign curren-cies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities, it will cus-tomarily enter into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of for-eign currencies, currency gains or losses realized between the trade and set-tlement dates on security transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

c. Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

d. Unamortized Organization Costs:

Organization costs are being amortized on a straight line basis over five years.

e. Security Transactions, Investment Income, Distributions and Other Expenses:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income on foreign securi-ties is recorded as soon as information is available to the Fund. Interest in-come and estimated expenses are accrued daily. Distribution to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

At August 31, 1995, there were 100,000,000 shares of capital stock authorized ($0.01 par value). Commencing August 31, 1991, and at August 31 each year thereafter until 1995, the Fund will determine if the Fund's shares have traded on the American Stock Exchange at an average discount from net asset value of 2% or more for the previous fiscal quarter. For the quarter ended August 31, 1995, the average discount exceeded this level. Therefore, the Fund will submit to shareholders, at its next annual meeting, a proposal to convert the Fund to an open-end investment company. There can be no assurance that the Board and Shareholders would vote in favor of a conversion of the Fund to an open-end in-vestment company.

For the year ended August 31, 1995, 4,460 shares were issued for $57,495 from reinvested distributions. During the year ended August 31, 1994, 55,714 shares were issued for $864,762 from reinvested distributions.

Templeton Global Utilities, Inc.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton, Galbraith, & Hansberger Ltd. (TGH), and Templeton Global Investors, Inc.
(TGII), the Fund's investment manager and business manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual ba-sis, to 0.60% of the average daily net assets of the Fund. The Fund pays TGII monthly a fee of 0.15% per annum of the Fund's average net assets.

An officer of the Fund is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $6,000 for the year ended August 31, 1995.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1995 aggregated $9,977,860 and $12,747,613, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

At August 31, 1995, the aggregate gross unrealized appreciation and deprecia-tion of portfolio securities, based on cost for federal income tax purposes, was as follows:

      Unrealized appreciation      $ 7,940,188
      Unrealized depreciation       (1,281,916)
                                   -----------
      Net unrealized appreciation  $ 6,658,272
                                   ===========

5. UNAUDITED QUARTERLY RESULTS OF OPERATIONS

                                                                                  NET INCREASE
                                                            NET GAIN (LOSS)        (DECREASE)
                                                          ON  INVESTMENT AND      IN NET ASSETS
                           INVESTMENT     NET INVESTMENT   FOREIGN CURRENCY      RESULTING FROM
                             INCOME           INCOME         TRANSACTIONS          OPERATIONS
                        ---------------- ---------------- ----------------------------------------
                                    PER              PER                 PER                  PER
                          TOTAL    SHARE   TOTAL    SHARE    TOTAL      SHARE      TOTAL     SHARE
                        ---------- ----- ---------- ----- ------------  -------------------  -----
1995
For the quarter ended:
November 30, 1994       $  556,938 $.18  $  403,071 $.13  $ (2,583,287) $ (.82) $(2,180,216) $(.69)
February 28, 1995          450,893  .14     306,876  .10    (1,003,503)   (.33)    (696,627)  (.23)
May 31, 1995               660,854  .21     549,514  .17     2,453,474     .78    3,002,988    .95
August 31, 1995            572,779  .18     455,586  .14       852,304     .27    1,307,890    .41
                        ---------- ----  ---------- ----  ------------  ------  -----------  -----
                        $2,241,464 $.71  $1,715,047 $.54  $   (281,012) $ (.10) $ 1,434,035  $ .44
                        ========== ====  ========== ====  ============  ======  ===========  =====
1994
For the quarter ended:
November 30, 1993       $  575,091 $.19  $  440,791 $.14  $    574,562  $  .19  $ 1,015,353  $ .33
February 28, 1994          524,716  .16     429,180  .14     2,887,787     .93    3,316,967   1.07
May 31, 1994               634,744  .20     446,065  .14    (3,012,942)   (.96)  (2,566,877)  (.82)
August 31, 1994            696,572  .22     550,894  .18     1,776,696     .57    2,327,590    .75
                        ---------- ----  ---------- ----  ------------  ------  -----------  -----
                        $2,431,123 $.77  $1,866,930 $.60  $  2,226,103  $  .73  $ 4,093,033  $1.33
                        ========== ====  ========== ====  ============  ======  ===========  =====

Templeton Global Utilities, Inc.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Global Utilities, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Templeton Global Utilities, Inc. as of August 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the respon-sibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of Au-gust 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement pre-sentation. We believe that our audits provide a reasonable basis for our opin-ion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tem-pleton Global Utilities, Inc. as of August 31, 1995, the results of its opera-tions, the changes in its net assets and the financial highlights for the peri-ods indicated, in conformity with generally accepted accounting principles.

                                                     /s/ McGladrey & Pullen, LLP

New York, New York
September 29, 1995

Templeton Global Utilities, Inc.

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN

The Fund offers a Dividend Reinvestment Plan (the "Plan") with the following features: . If shares of the Fund are held in the shareholder's name, the share-holder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder in-structs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. . Participants should contact Chemical Mellon Shareholder Services, Shareholder Investment Services, P.O. Box 750, Pitts-burgh, PA 15230, to receive the Plan brochure. . To receive dividends or distri-butions in cash, the shareholder must notify Mellon Securities Trust Company ("Mellon") or the institution in whose name the shares are held. Mellon must receive written notice within 10 business days before the record date for the distribution. . Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, participants will receive the dividends entirely in stock at a price equal to the net asset value but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value and if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the American Stock Exchange. . The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on div-idends or distributions. . The participant may withdraw from the Plan without penalty at any time by written notice to Mellon. Upon withdrawal, the partici-pant will receive, without charge, stock certificates issued and in the partic-ipant's name for all full shares; or, if the participant's wishes, Mellon will sell the participant's shares and send the proceeds, net of any brokerage com-missions. A $2.50 fee is charged by Mellon upon any cash withdrawal or termina-tion. . Whenever shares are purchased on the American Stock Exchange, each par-ticipant will pay a pro rata portion of brokerage commissions. Brokerage com-missions will be deducted from amounts to be invested.


SHAREHOLDER INFORMATION

Shares of Templeton Global Utilities, Inc. are traded daily on the American Stock Exchange under the symbol "TGU." Information about the net asset value and the market price is published weekly in Barron's and in the Monday edition of the Wall Street Journal in a table called "Publicly Traded Funds."

For current information about the net asset value, call 1-800-354-9191.

If any shareholder is not receiving copies of the Reports to Shareholders be-cause shares are registered in a broker's name or in a custodian's name, he or she can write and request that his or her name be added to the Fund's mailing list, by writing Templeton Global Utilities, Inc., 700 Central Avenue, St. Pe-tersburg, FL 33701.

For information about dividends and shareholder accounts, call 1-800-526-0801.

                                     Notes
                                     -----

                                     Notes
                                     -----

--------------------------

 TEMPLETON GLOBAL
 UTILITIES, INC.

 700 Central Avenue
 St. Petersburg,
 Florida 33701-3628

 Auditors
 McGladrey & Pullen, LLP
 555 Fifth Avenue
 New York, New York 10017-2416

 Investors should be aware that the value of investments made for the Fund may go up as well as down and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

 To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.

--------------------------


[RECYCLING LOGO APPEARS HERE]                                    TLTGU A95 10/95

TEMPLETON

GLOBAL

UTILITIES, INC.


Annual Report
August 31, 1995




[LOGO OF FRANKLIN TEMPLETON APPEARS HERE]